Contacts:
Deborah McBride (Media)	Kathy Guinnessey (Investors/Analysts)
mcbrided@dnb.com	Kathy.Guinnessey@dnb.com
973.921.5714	973.921.5892

Dun & Bradstreet Announces First Quarter 2015 Results;
Reaffirms Underlying Guidance

•Provides Guidance for Impact of Pending Acquisition of Dun & Bradstreet Credibility Corporation

Short Hills, N.J. - May 4, 2015 - Dun & Bradstreet (NYSE: DNB), the global leader in commercial information growing the most valuable relationships in business through data, today reported results for the first quarter ended March 31, 2015.

"I’m pleased with the progress we are making as we execute our strategy and I feel good about performance in the first quarter. Operating income and EPS came in as expected reflecting the impact of the strategic investments made in the second half of 2014. Revenue was slightly below our expectations due to the timing of a large contract that we expect to make up later in the year, and we are on track to deliver our 2015 guidance,” said Bob Carrigan, President & CEO of Dun & Bradstreet. "We are gaining momentum in many areas of the strategy, and believe the recently announced plan to acquire Dun & Bradstreet Credibility Corp. will accelerate our small business turnaround and get us on track for sustainable growth faster."

First Quarter 2015 Highlights

•	As Adjusted and GAAP revenue up 1% year over year, before the effect of foreign exchange (down 1% after the effect of foreign exchange);

•	As Adjusted operating income of $77.8 million, down 11% year over year due to the timing of investment spending; GAAP operating income of $66.2 million, down 20%;

•	As Adjusted diluted earnings per share were $1.33, down 14% from $1.55 in the first quarter 2014; GAAP diluted earnings per share were $1.13, down from $2.26 in the first quarter 2014; and

•
Free cash flow for the first three months of 2015 was $144.8 million, compared to $148.5 million for the first three months of 2014; net cash provided by operating activities for the first three months of 2015 was $158.8 million, compared to $160.5 million for the first three months of 2014.

See attached Schedules 3, 4, 5 and 6 for additional detail.

Schedule 6 provides a reconciliation to GAAP, as well as the definitions of the non-GAAP financial measures that the Company uses to evaluate the business.

Deferred revenue for the Company as of March 31, 2015 was $610.8 million, down 3%; Americas was $490.5 million, down 2% and Non-Americas was $120.3 million, down 8%. After adjusting for the effect of foreign exchange, total Company deferred revenue was flat to last year, Americas was down 1%, and Non-Americas was up 3%. Committed sales through Alliance partners would have added two points to both Americas and total Company.

First Quarter 2015 Segment Results

Americas

•
As Adjusted revenue of $281.5 million, flat year over year both before and after the effect of foreign exchange; GAAP revenue of $280.9 million, flat year over year both before and after the effect of foreign exchange

•	As Adjusted operating income was $71.0 million, down 11% year over year, as expected due to the timing of investments. On a GAAP basis, operating income was $67.9 million, down 15% year over year.

Non-Americas

•	As Adjusted and GAAP revenue were $95.3 million, up 3% year over year before the effect of foreign exchange (down 5% after the effect of the foreign exchange)

•	As Adjusted and GAAP operating income of $23.0 million, up 9% year over year.

See Attached Schedules 3, 4 and 6 for additional detail.

Full Year 2015 Guidance

Dun & Bradstreet today reaffirmed its underlying financial guidance, before taking into account the acquisition of Dun & Bradstreet Credibility Corp., for the full year 2015:

•	As Adjusted revenue growth 2% to 5%, before the effect of foreign exchange;

•	As Adjusted operating income of (2%) to 2%;

•	As Adjusted diluted EPS of (3%) to 1%; and

•	Free cash flow of $255 million to $285 million, which excludes the impact of legacy tax matters and any potential regulatory fines associated with our China operations.

As a result of the announced agreement to acquire Dun & Bradstreet Credibility Corp., assuming the acquisition closes as expected during May of 2015, our updated financial guidance for the full year 2015 would be:

•	As Adjusted revenue growth 6% to 9%, before the effect of foreign exchange;

•	As Adjusted operating income of flat to 4%;

•	As Adjusted diluted EPS of (3%) to 1%; and

•	Free cash flow of $255 million to $285 million, which excludes the impact of legacy tax matters and any potential regulatory fines associated with our China operations.

Dun & Bradstreet does not provide guidance on a GAAP basis because Dun & Bradstreet is unable to predict, with reasonable certainty, the future movement of foreign exchange rates or the future impact of: (i) non-core gains and charges, (ii) acquisition and divestiture-related fees; and (iii) purchase accounting fair value adjustments to deferred revenue. These items are uncertain and will depend on several factors, including industry conditions, and could be material to Dun & Bradstreet's results computed in accordance with GAAP.

Use of Non-GAAP Financial Measures

Effective January 1, 2015, in addition to reporting GAAP results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” results refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges (such as gains and losses on sales of businesses, impairment charges and tax settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs and retention payments); and acquisition-related intangible amortization expense. A recurring component of our "As Adjusted" basis is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Management reviews operating results on an “As Adjusted” basis on a monthly basis and establishes internal budgets and forecasts based upon such measures. Management further establishes annual and long-term compensation such as salaries, target cash bonuses and target equity compensation amounts based on performance on an “As Adjusted” basis and a significant percentage weight is placed upon performance on an “As Adjusted” basis in determining whether performance objectives have been achieved. Management believes that by reflecting these adjustments to our GAAP financial measures, business leaders are provided incentives to recommend and execute actions rather than being influenced by the potential impact one of these items can have in a particular period on their compensation. The Company adjusts for these items because they do not reflect the Company's underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations. We also monitor free cash flow as a measure of our business. We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles. Free cash flow measures our available cash flow for potential debt repayment, acquisitions, stock repurchases, dividend payments and additions to cash, cash equivalents and short-term investments. We believe free cash flow to be relevant and useful to our investors as this measure is used by our management in evaluating the funding available after supporting our ongoing business operations and our portfolio of product investments.

We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors. Non-GAAP results are presented only as a supplement to the financial statements presented in accordance with GAAP. The non-GAAP financial information is provided to enhance the reader’s understanding of our underlying financial performance. These non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of revenue, operating income, operating margin, net income, diluted EPS or net cash provided by operating activities as determined in accordance with GAAP.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and related notes are presented and defined in Schedule 6 attached to this press release.

First Quarter 2015 Teleconference

As previously announced, Dun & Bradstreet will review its first quarter 2015 results in a conference call with the investment community on Tuesday, May 5, 2015, at 8 a.m. ET. Live audio, as well as a replay of the conference call, will be accessible on Dun & Bradstreet's Investor Relations Web site at http://investor.dnb.com.

**************

About Dun & Bradstreet® (D&B)

Dun & Bradstreet (NYSE: DNB) grows the most valuable relationships in business. By uncovering truth and meaning from data, we connect customers with the prospects, suppliers, clients and partners that matter most, and have since 1841. Nearly ninety percent of the Fortune 500, and companies of every size around the world, rely on our data, insights and analytics. For more about Dun & Bradstreet, visit DNB.com.
Forward-Looking and Cautionary Statements

We may from time-to-time make written or oral “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements contained in filings with the Securities and Exchange Commission, in reports to shareholders and in press releases and investor Web casts. These forward-looking statements include, without limitation, any statements related to financial guidance or strategic goals. These forward-looking statements can also be identified by the use of words like “anticipates,” “aspirations,” “believes,” “continues,” “estimates,” “expects,” “goals,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “targets,” “commits,” “will” and other words of similar meaning. They can also be identified by the fact that they do not relate strictly to historical or current facts.

We cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. Investors should bear this in mind as they consider forward-looking statements and whether to invest in, or remain invested in, our securities.

In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are identifying the following important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by us; any such statement is qualified by reference to the following cautionary factors: (i) reliance on third parties to support critical components of our business model; (ii) our ability to protect our information technology infrastructure against cyber attack and unauthorized access; (iii) risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; (iv) customer demand for our products; (v) the successful implementation of our business strategy; (vi) the integrity and security of our global database and data centers; (vii) our ability to maintain the integrity of our brand and reputation and to successfully achieve our plan to modernize our Dun & Bradstreet brand; (viii) our ability to renew large contracts and the related revenue recognition and timing thereof; (ix) the impact of macro-economic challenges on our customers and vendors; (x) future laws or regulations with respect to the collection, compilation, storage, use and/or publication of information and adverse publicity or litigation concerning the commercial use of such information; (xi) our ability to acquire and successfully integrate other businesses, products and technologies; (xii) adherence by third-party members of our D&B Worldwide Network, or other third parties who license and sell under the Dun & Bradstreet name, to our quality standards and to the renewal of their agreements with Dun & Bradstreet; (xiii) the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border and/or publish data; and (xiv) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis,” “Legal Proceedings” and elsewhere in this Quarterly Report on Form 10-Q, our Annual Report on Form 10-K, our other Quarterly Reports on Form 10-Q and the Company’s other reports or documents filed or furnished with the Securities and Exchange Commission.

It should be understood that it is not possible to predict or identify all risk factors. Consequently, the above list of important factors and the Risk Factors discussed in Item 1A. of our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q should not be considered to be a complete discussion of all of our potential trends, risks and uncertainties. Except as otherwise required by federal securities laws, we do not undertake any obligation to update any forward-looking statement we may make from time-to-time.

The Dun & Bradstreet Corporation	Schedule 1
Consolidated Statement of Operations (unaudited) - GAAP Results

				Effects of
	Quarter Ended		AFX	Foreign	BFX
	March 31,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2015	2014	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$280.9	$281.9	0%	0%	0%
Non-Americas	95.3	99.9	(5)%	(8)%	3%

Core Revenue (2)	$376.2	$381.8	(1)%	(2)%	1%

Divested and Other Business (3)	—	0.1	N/M	N/M	N/M

Total Revenue (2)	$376.2	$381.9	(1)%	(2)%	1%

Operating Income (Loss):

Americas (4)	$67.9	$79.7	(15)%
Non-Americas	23.0	21.2	9%

Corporate and Other (5)	(24.7)	(18.6)	(33)%

Total Operating Income (6)	66.2	82.3	(20)%

Interest Income	0.4	0.4	11%
Interest Expense	(11.4)	(10.6)	(7)%
Other Income (Expense) - Net (7)	1.4	(23.3)	N/M

Non-Operating Income (Expense) - Net	(9.6)	(33.5)	71%

Income Before Provision for Income Taxes	56.6	48.8	16%

Less: Provision for Income Taxes	15.4	(36.7)	N/M
Equity in Net Income (Loss) of Affiliates	0.7	0.5	54%

Net Income	41.9	86.0	(51)%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(0.9)	(0.7)	(27)%

Net Income Attributable to Dun & Bradstreet (8)	41.0	85.3	(52)%

Less: Allocation to Participating Securities	—	—	0%

Net Income Attributable to Dun & Bradstreet Common Shareholders	$41.0	$85.3	(52)%

Basic Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$1.14	$2.28	(50)%

Diluted Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (9)	$1.13	$2.26	(50)%

Weighted Average Number of Shares Outstanding:
Basic	36.0	37.4	4%
Diluted	36.4	37.7	4%

Operating Margins (Calculated on Total Revenue)

Americas	24.2%	28.3%
Non-Americas	24.1%	21.2%
Total Company	17.6%	21.6%

Effective Tax Rate	27.3%	N/M
AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 6 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 2
Consolidated Statement of Operations (unaudited) - As Adjusted

				Effects of
	Quarter Ended		AFX	Foreign	BFX
	March 31,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2015	2014	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$281.5	$281.9	0%	0%	0%
Non-Americas	95.3	99.9	(5)%	(8)%	3%

Core Revenue (2)	$376.8	$381.8	(1)%	(2)%	1%

Divested and Other Business (3)	—	0.1	N/M	N/M	N/M

Total Revenue (2)	$376.8	$381.9	(1)%	(2)%	1%

Operating Income (Loss):

Americas (4)	$71.0	$79.7	(11)%
Non-Americas	23.0	21.2	9%

Corporate and Other (5)	(16.2)	(13.4)	(21)%

Total Operating Income (6)	77.8	87.5	(11)%

Interest Income	0.4	0.4	11%
Interest Expense	(11.4)	(10.6)	(7)%
Other Income (Expense) - Net (7)	1.4	(1.7)	N/M

Non-Operating Income (Expense) - Net	(9.6)	(11.9)	19%

Income Before Provision for Income Taxes	68.2	75.6	(10)%

Less: Provision for Income Taxes	19.6	17.2	(14)%
Equity in Net Income (Loss) of Affiliates	0.7	0.5	54%

Net Income	49.3	58.9	(16)%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(0.9)	(0.7)	(27)%

Net Income Attributable to Dun & Bradstreet (8)	48.4	58.2	(17)%

Less: Allocation to Participating Securities	—	—	0%

Net Income Attributable to Dun & Bradstreet Common Shareholders	$48.4	$58.2	(17)%

Basic Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$1.34	$1.56	(14)%

Diluted Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (9)	$1.33	$1.55	(14)%

Weighted Average Number of Shares Outstanding:
Basic	36.0	37.4	4%
Diluted	36.4	37.7	4%

Operating Margins (Calculated on Total Revenue)

Americas	25.2%	28.3%
Non-Americas	24.1%	21.2%
Total Company	20.7%	22.9%

Effective Tax Rate	28.8%	22.7%
AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 6 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - GAAP Results

	Quarter Ended			Effects of
	March 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change
Amounts in millions	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$131.2	$136.4	(4)%	(1)%	(3)%
Other Enterprise Risk Solutions	29.2	29.6	(2)%	(1)%	(1)%
Core Americas Risk Management Solutions	160.4	166.0	(3)%	0%	(3)%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$31.7	$33.5	(5)%	0%	(5)%
Advanced Marketing Solutions (10)	88.8	82.4	8%	0%	8%
Core Americas Sales and Marketing Solutions (11)	120.5	115.9	4%	0%	4%

Core Americas Revenue (1)	280.9	281.9	0%	0%	0%

Divested and Other Business *	—	—	N/M	N/M	N/M

Total Americas Revenue (1)	$280.9	$281.9	0%	0%	0%

Non-Americas:
Risk Management Solutions
Trade Credit	$54.5	$57.9	(6)%	(8)%	2%
Other Enterprise Risk Solutions	24.8	25.6	(3)%	(7)%	4%
Core Non-Americas Risk Management Solutions	79.3	83.5	(5)%	(8)%	3%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$4.9	$5.4	(11)%	(4)%	(7)%
Advanced Marketing Solutions	11.1	11.0	1%	(8)%	9%
Core Non-Americas Sales and Marketing Solutions	16.0	16.4	(3)%	(7)%	4%

Core Non-Americas Revenue	95.3	99.9	(5)%	(8)%	3%

Divested and Other Business *	—	0.1	N/M	N/M	N/M

Total Non-Americas Revenue	$95.3	$100.0	(5)%	(8)%	3%

Total Corporation:
Risk Management Solutions
Trade Credit	$185.7	$194.3	(4)%	(2)%	(2)%
Other Enterprise Risk Solutions	54.0	55.2	(2)%	(3)%	1%
Core Risk Management Solutions	239.7	249.5	(4)%	(3)%	(1)%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$36.6	$38.9	(6)%	(1)%	(5)%
Advanced Marketing Solutions (12)	99.9	93.4	7%	(1)%	8%
Core Sales and Marketing Solutions (13)	136.5	132.3	3%	(1)%	4%

Core Revenue (2)	376.2	381.8	(1)%	(2)%	1%

Divested and Other Business *	—	0.1	N/M	N/M	N/M

Total Corporation Revenue (2)	$376.2	$381.9	(1)%	(2)%	1%

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited)

	Quarter Ended			Effects of
	March 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change
Amounts in millions	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Trade Credit Revenue:
Americas:
DNBi	$97.5	$99.2	(2)%	(1)%	(1)%
Other Trade Credit	33.7	37.2	(9)%	(1)%	(8)%
Core Americas Trade Credit Revenue	131.2	136.4	(4)%	(1)%	(3)%

Non-Americas:
DNBi	$6.2	$6.4	(4)%	(12)%	8%
Other Trade Credit	48.3	51.5	(6)%	(8)%	2%
Core Non-Americas Trade Credit Revenue	54.5	57.9	(6)%	(8)%	2%

Total Corporation:
DNBi	$103.7	$105.6	(2)%	(1)%	(1)%
Other Trade Credit	82.0	88.7	(8)%	(5)%	(3)%
Core Trade Credit Revenue	$185.7	$194.3	(4)%	(2)%	(2)%

Total Core Revenue:
Americas:
Direct (14)	$256.0	$256.2	(0.1)%	(1)%	0.4%
Alliances & Partners (15)	24.9	25.7	(3.0)%	0%	(2.7)%
Core Americas Revenue (1)	280.9	281.9	(0.3)%	0%	0.1%

Non-Americas:	$70.6	$76.5	(7.7)%	(8)%	0.1%
Direct	24.7	23.4	5.3%	(6)%	11.4%
Alliances & Partners	95.3	99.9	(4.7)%	(8)%	2.7%
Core Non-Americas Revenue

Total Corporation:
Direct (16)	$326.6	$332.7	(1.8)%	(2)%	0.3%
Alliances & Partners (17)	49.6	49.1	0.9%	(3)%	3.9%
Core Revenue (2)	$376.2	$381.8	(1.5)%	(2)%	0.8%
Notes:

		Quarter Ended
		March 31,

		2015	2014
*	Divested and Other Business:
	Americas:
	Risk Management Solutions	$—	$—
	Sales & Marketing Solutions	—	—
	Total Divested and Other Business	$—	$—
	Non-Americas:
	Risk Management Solutions	$—	$0.1
	Sales & Marketing Solutions	—	—
	Total Divested and Other Business	$—	$0.1
	Total Corporation:
	Risk Management Solutions	$—	$0.1
	Sales & Marketing Solutions	—	—
	Total Divested and Other Business	$—	$0.1

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Revenue Detail (unaudited) - As Adjusted

	Quarter Ended			Effects of
	March 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change
Amounts in millions	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$131.2	$136.4	(4)%	(1)%	(3)%
Other Enterprise Risk Solutions	29.2	29.6	(2)%	(1)%	(1)%
Core Americas Risk Management Solutions	160.4	166.0	(3)%	0%	(3)%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$31.7	$33.5	(5)%	0%	(5)%
Advanced Marketing Solutions (10)	89.4	82.4	9%	0%	9%
Core Americas Sales and Marketing Solutions (11)	121.1	115.9	5%	0%	5%

Core Americas Revenue (1)	281.5	281.9	0%	0%	0%

Divested and Other Business *	—	—	N/M	N/M	N/M

Total Americas Revenue (1)	$281.5	$281.9	0%	0%	0%

Non-Americas:
Risk Management Solutions
Trade Credit	$54.5	$57.9	(6)%	(8)%	2%
Other Enterprise Risk Solutions	24.8	25.6	(3)%	(7)%	4%
Core Non-Americas Risk Management Solutions	79.3	83.5	(5)%	(8)%	3%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$4.9	$5.4	(11)%	(4)%	(7)%
Advanced Marketing Solutions	11.1	11.0	1%	(8)%	9%
Core Non-Americas Sales and Marketing Solutions	16.0	16.4	(3)%	(7)%	4%

Core Non-Americas Revenue	95.3	99.9	(5)%	(8)%	3%

Divested and Other Business *	—	0.1	N/M	N/M	N/M

Total Non-Americas Revenue	$95.3	$100.0	(5)%	(8)%	3%

Total Corporation:
Risk Management Solutions
Trade Credit	$185.7	$194.3	(4)%	(2)%	(2)%
Other Enterprise Risk Solutions	54.0	55.2	(2)%	(3)%	1%
Core Risk Management Solutions	239.7	249.5	(4)%	(3)%	(1)%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$36.6	$38.9	(6)%	(1)%	(5)%
Advanced Marketing Solutions (12)	100.5	93.4	8%	(1)%	9%
Core Sales and Marketing Solutions (13)	137.1	132.3	4%	(1)%	5%

Core Revenue (2)	376.8	381.8	(1)%	(2)%	1%

Divested and Other Business *	—	0.1	N/M	N/M	N/M

Total Corporation Revenue (2)	$376.8	$381.9	(1)%	(2)%	1%

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Revenue Detail (unaudited) - As Adjusted

	Quarter Ended			Effects of
	March 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change
Amounts in millions	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Trade Credit Revenue:
Americas:
DNBi	$97.5	$99.2	(2)%	(1)%	(1)%
Other Trade Credit	33.7	37.2	(9)%	(1)%	(8)%
Core Americas Trade Credit Revenue	131.2	136.4	(4)%	(1)%	(3)%

Non-Americas:
DNBi	$6.2	$6.4	(4)%	(12)%	8%
Other Trade Credit	48.3	51.5	(6)%	(8)%	2%
Core Non-Americas Trade Credit Revenue	54.5	57.9	(6)%	(8)%	2%

Total Corporation:
DNBi	$103.7	$105.6	(2)%	(1)%	(1)%
Other Trade Credit	82.0	88.7	(8)%	(5)%	(3)%
Core Trade Credit Revenue	$185.7	$194.3	(4)%	(2)%	(2)%

Total Core Revenue:
Americas:
Direct (14)	$256.5	$256.2	0.1%	(1)%	0.6%
Alliances & Partners (15)	25.0	25.7	(2.7)%	0%	(2.4)%
Core Americas Revenue (1)	281.5	281.9	(0.1)%	0%	0.3%

Non-Americas:	$70.6	$76.5	(7.7)%	(8)%	0.1%
Direct	24.7	23.4	5.3%	(6)%	11.4%
Alliances & Partners	95.3	99.9	(4.7)%	(8)%	2.7%
Core Non-Americas Revenue

Total Corporation:
Direct (16)	$327.1	$332.7	(1.7)%	(2)%	0.5%
Alliances & Partners (17)	49.7	49.1	1.1%	(3)%	4.1%
Core Revenue (2)	$376.8	$381.8	(1.3)%	(2)%	0.9%
Notes:

		Quarter Ended
		March 31,

		2015	2014
*	Divested and Other Business:
	Americas:
	Risk Management Solutions	$—	$—
	Sales & Marketing Solutions	—	—
	Total Divested and Other Business	$—	$—
	Non-Americas:
	Risk Management Solutions	$—	$0.1
	Sales & Marketing Solutions	—	—
	Total Divested and Other Business	$—	$0.1
	Total Corporation:
	Risk Management Solutions	$—	$0.1
	Sales & Marketing Solutions	—	—
	Total Divested and Other Business	$—	$0.1

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 5
Supplemental Financial Data (unaudited)

	Quarter Ended
	March 31,		AFX
			% Change
Amounts in millions	2015	2014	Fav/(Unfav)
Operating Costs (GAAP):
Operating Expenses	$134.6	$128.3	(5)%
Selling and Administrative Expenses	155.7	150.5	(4)%
Depreciation and Amortization	14.9	15.9	7%
Restructuring Expense	4.8	4.9	2%

Total Operating Costs (GAAP)	$310.0	$299.6	(4)%

Capital Expenditures (GAAP)	$2.1	$2.3	7%

Additions to Computer Software & Other Intangibles (GAAP)	$11.9	$9.7	(22)%

Operating Costs (As Adjusted):
Operating Expenses	$134.6	$128.3	(5)%
Selling and Administrative Expenses	151.2	150.2	(1)%
Depreciation and Amortization	13.2	15.9	18%
Restructuring Expense	—	—	N/M

Total Operating Costs (As Adjusted)	$299.0	$294.4	(2)%

	Quarter Ended
	March 31,

Amounts in millions	2015	2014

Operating Expenses (GAAP):	$134.6	$128.3
None	—	—

Operating Expenses (As Adjusted)	$134.6	$128.3

Selling and Admin (GAAP)	$155.7	$150.5
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.4)	(0.3)
Acquisition Related Costs	(4.1)	—

Selling and Admin (As Adjusted)	$151.2	$150.2

Depreciation and Amortization (GAAP)	$14.9	$15.9
Amortization of Acquisition Related Intangibles	(1.7)	—

Depreciation and Amortization (As Adjusted)	$13.2	$15.9

Restructuring (GAAP)	$4.8	$4.9
Restructuring	(4.8)	(4.9)

Restructuring (As Adjusted)	$—	$—

The Dun & Bradstreet Corporation	Schedule 5
Supplemental Financial Data (unaudited)

	Quarter Ended

Amounts in millions	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014

Net Debt Position:
Cash and Cash Equivalents	$355.2	$319.4	$310.0	$285.9	$268.3
Short-Term Debt	(300.8)	(301.1)	(0.1)	(0.1)	(0.1)
Long-Term Debt	(1,402.7)	(1,352.2)	(1,633.3)	(1,566.8)	(1,513.8)

Net Debt	$(1,348.3)	$(1,333.9)	$(1,323.4)	$(1,281.0)	$(1,245.6)

	Year-To-Date

Amounts in millions	Mar 31, 2015	Mar 31, 2014	% Change Fav/(Unfav)

Free Cash Flow:
Net Cash Provided By Operating Activities (GAAP)	$158.8	$160.5	(1)%
Less:
Capital Expenditures (GAAP)	2.1	2.3	7%
Additions to Computer Software & Other Intangibles (GAAP)	11.9	9.7	(22)%

Free Cash Flow	$144.8	$148.5	(3)%
Legacy Tax Matters (Refund) Payment	—	—	N/M
Free Cash Flow Excluding Legacy Tax Matters	$144.8	$148.5	(3)%

	Year-To-Date

Amounts in millions	Mar 31, 2015	Mar 31, 2014	% Change Fav/(Unfav)

Net Cash Provided By Operating Activities excluding Legacy Tax Matters:
Net Cash Provided By Operating Activities (GAAP)	$158.8	$160.5	(1)%
Legacy Tax Matters (Refund) Payment	—	—	N/M

Net Cash Provided By Operating Activities Excluding Legacy Tax Matters	$158.8	$160.5	(1)%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

(1)	The following table reconciles Americas Core Revenue included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Americas Core Revenue (GAAP) (Schedule 1)	$280.9	$281.9
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.6)	—
	Americas Core Revenue (As Adjusted) (Schedule 2)	$281.5	$281.9

(2)	The following table reconciles Total Core Revenue included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Total Core Revenue (GAAP) (Schedule 1)	$376.2	$381.8
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.6)	—
	Total Core Revenue (As Adjusted) (Schedule 2)	$376.8	$381.8

(3)	The following table reconciles Divested and Other Business included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Divested and Other Business:
	Ireland Small Corporate Registry Business	$—	$0.1
	Total Divested and Other Business	$—	$0.1

(4)	The following table reconciles Americas Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Americas Operating Income (GAAP) (Schedule 1)	$67.9	$79.7
	Acquisition Related Costs	(0.8)	—
	Amortization of Acquisition Related Intangibles	(1.7)	—
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.6)	—
	Americas Operating Income (As Adjusted) (Schedule 2)	$71.0	$79.7

(5)	The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Corporate and Other (GAAP) (Schedule 1)	$(24.7)	$(18.6)
	Restructuring Charges	(4.8)	(4.9)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.4)	(0.3)
	Acquisition Related Costs	(3.3)	—
	Corporate and Other (As Adjusted) (Schedule 2)	$(16.2)	$(13.4)

(6)	The following table reconciles Total Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Total Operating Income (GAAP) (Schedule 1)	$66.2	$82.3
	Restructuring Charges	(4.8)	(4.9)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.4)	(0.3)
	Acquisition Related Costs	(4.1)	—
	Amortization of Acquisition Related Intangibles	(1.7)	—
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.6)	—
	Total Operating Income (As Adjusted) (Schedule 2)	$77.8	$87.5

(7)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Other Income (Expense)-Net (GAAP) (Schedule 1)	$1.4	$(23.3)
	Effect of Legacy Tax Matters	—	(21.6)
	Other Income (Expense)-Net (As Adjusted) (Schedule 2)	$1.4	$(1.7)

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

Total Pre-Tax Impacts:
(Summarizes the Effects on Operating Income and Other Income (Expense) - Net)
	Quarter Ended
	March 31,
Amounts in millions	2015	2014
Restructuring Charges	$(4.8)	$(4.9)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.4)	(0.3)
Acquisition Related Costs	(4.1)	—
Amortization of Acquisition Related Intangibles	(1.7)	—
Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.6)	—
Effect of Legacy Tax Matters	—	(21.6)
Total Pre-Tax Impacts	$(11.6)	$(26.8)

(8)	The following table reconciles Net Income Attributable to Dun & Bradstreet included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014

	Net Income Attributable to Dun & Bradstreet (GAAP) (Schedule 1)	$41.0	$85.3

	Restructuring Charges	(3.0)	(3.4)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.3)	(0.2)
	Acquisition Related Costs	(2.6)	—
	Amortization of Acquisition Related Intangibles	(1.0)	—
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.5)	—
	Effect of Legacy Tax Matters	—	30.7

	After-Tax Impact	(7.4)	27.1

	Net Income Attributable to Dun & Bradstreet (As Adjusted) (Schedule 2)	$48.4	$58.2

(9)	The following table reconciles Diluted Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
		2015	2014

	Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (GAAP) (Schedule 1)	$1.13	$2.26

	Restructuring Charges	(0.08)	(0.10)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.01)	—
	Acquisition Related Costs	(0.07)	—
	Amortization of Acquisition Related Intangibles	(0.03)	—
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.01)	—
	Effect of Legacy Tax Matters	—	0.81

	Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (As Adjusted) (Schedule 2)	$1.33	$1.55

(10)	The following table reconciles Americas Advanced Marketing Solutions Revenue included in Schedule 3 and Schedule 4:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Americas Advanced Marketing Solutions Revenue (GAAP) (Schedule 3)	$88.8	$82.4
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.6)	—
	Americas Advanced Marketing Solutions Revenue (As Adjusted) (Schedule 4)	$89.4	$82.4

(11)	The following table reconciles Americas Sales and Marketing Solutions Revenue included in Schedule 3 and Schedule 4:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Americas Sales and Marketing Solutions Revenue (GAAP) (Schedule 3)	$120.5	$115.9
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.6)	—
	Americas Sales and Marketing Solutions Revenue (As Adjusted) (Schedule 4)	$121.1	$115.9

(12)	The following table reconciles Total Advanced Marketing Solutions Revenue included in Schedule 3 and Schedule 4:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Total Advanced Marketing Solutions Revenue (GAAP) (Schedule 3)	$99.9	$93.4
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.6)	—
	Total Advanced Marketing Solutions Revenue (As Adjusted) (Schedule 4)	$100.5	$93.4

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

(13)	The following table reconciles Total Sales and Marketing Solutions Revenue included in Schedule 3 and Schedule 4:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Total Sales and Marketing Solutions Revenue (GAAP) (Schedule 3)	$136.5	$132.3
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.6)	—
	Total Sales and Marketing Solutions Revenue (As Adjusted) (Schedule 4)	$137.1	$132.3

(14)	The following table reconciles Americas Direct Revenue included in Schedule 3 and Schedule 4:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Americas Direct Revenue (GAAP) (Schedule 3)	$256.0	$256.2
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.5)	—
	Americas Direct Revenue (As Adjusted) (Schedule 4)	$256.5	$256.2

(15)	The following table reconciles Americas Alliances & Partners Revenue included in Schedule 3 and Schedule 4:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Total Alliances & Partners Revenue (GAAP) (Schedule 3)	$24.9	$25.7
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.1)	—
	Total Alliances & Partners Revenue (As Adjusted) (Schedule 4)	$25.0	$25.7

(16)	The following table reconciles Total Direct Revenue included in Schedule 3 and Schedule 4:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Total Direct Revenue (GAAP) (Schedule 3)	$326.6	$332.7
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.5)	—
	Total Direct Revenue (As Adjusted) (Schedule 4)	$327.1	$332.7

(17)	The following table reconciles Total Alliances & Partners Revenue included in Schedule 3 and Schedule 4:
		Quarter Ended
		March 31,
	Amounts in millions	2015	2014
	Total Alliances & Partners Revenue (GAAP) (Schedule 3)	$49.6	$49.1
	Acquisition Related Deferred Revenue (NetProspex) Fair Value Adjustment	(0.1)	—
	Total Alliances & Partners Revenue (As Adjusted) (Schedule 4)	$49.7	$49.1

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

*Total revenue excluding the revenue of divested and shut-down businesses is referred to as “core revenue.” Core revenue includes the revenue from acquired businesses from the date of acquisition
*Effective January 1, 2015, in addition to reporting GAAP results, the Company evaluates performance and report on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” results refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges (such as gains and losses on sales of businesses, impairment charges and tax settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs and retention payments); and acquisition-related intangible amortization expense. A recurring component of our "As Adjusted" basis is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Management reviews operating results on an “As Adjusted” basis on a monthly basis and establishes internal budgets and forecasts based upon such measures. Management further establishes annual and long-term compensation such as salaries, target cash bonuses and target equity compensation amounts based on performance on an “As Adjusted” basis and a significant percentage weight is placed upon performance on an “As Adjusted” basis in determining whether performance objectives have been achieved. Management believes that by reflecting these adjustments to our GAAP financial measures, business leaders are provided incentives to recommend and execute actions rather than being influenced by the potential impact one of these items can have in a particular period on their compensation. The Company adjusts for these items because they do not reflect the Company's underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations. We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.